CONFORMED COPY

     TENTH AMENDMENT, dated as of April 16, 2004 (this "Amendment"), to the Fourth Amended and Restated Credit Agreement, dated as of July 28, 1999 (as amended pursuant to the First Amendment and Consent thereto, dated as of October 12, 1999, the Second Amendment thereto, dated as of December 20, 1999, the Third Amendment thereto, dated as of April 14, 2000, the Fourth Amendment and Waiver thereto, dated as of June 5, 2001, the Fifth Amendment and Waiver thereto, dated as of March 14, 2002, the Sixth Amendment and Consent thereto, dated as of May 28, 2002, the Seventh Amendment and Waiver thereto, dated as of March 13, 2003, the Eighth Amendment and Waiver thereto, dated as of June 10, 2003, and the Ninth Amendment thereto, dated as of June 26, 2003, and as the same may further be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Audiovox Corporation, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender"), and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H :
                               - - - - - - - - - -


     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein; and

     WHEREAS, the Agent and the Lenders are willing to agree to the requested amendment, on the terms and conditions provided for herein;

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

     2. Amendments of Subsection 1.1 (Definitions). The last sentence at the end of the definition of "Borrowing Base" is hereby amended and restated in its entirety to read as follows:

          "Notwithstanding the foregoing, the Borrowing Base shall be reduced by the amount of any outstanding Indebtedness guaranteed pursuant to subsection 10.4(g)."

     3. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 7 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

     4. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above (x) upon receipt by the Agent of (i) counterparts to this Amendment duly executed by the Borrower and the Required Lenders, (ii) an amendment fee in the amount of $100,000, for the account of Lenders which have executed and delivered to the Agent this Amendment prior to 12:00 p.m. on April 16, 2004 (and will be paid to such Lenders pro rata according to their respective Commitments) and (iii) an Acknowledgement and Consent in the form of Exhibit A hereto duly executed by each of the Guarantors,

                                  Exhibit 99.1
and (y) so long as on the date the conditions in clause (x) above have been satisfied, no Default or Event of Default shall have occurred and be continuing (after giving effect to this Amendment).

     5. Continuing Effect; No Other Waivers. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

     6. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

     8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                  Exhibit 99.1

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                    AUDIOVOX CORPORATION


                                    By: /s/ Charles M.  Stoehr
                                        ----------------------------------------
                                        Name:    Charles M.  Stoehr
                                        Title:   Senior Vice President


                                    JPMORGAN CHASE BANK,
                                    as Agent and as a Lender


                                    By: /s/ John K  Budzynski
                                       -----------------------------------------
                                       Name:    John K.  Budzynski
                                       Title:   Vice President


                                    FLEET NATIONAL BANK, as a Lender


                                    By: /s/ Steven J.  Melicharek
                                       -----------------------------------------
                                       Name:    Steven J.  Melicharek
                                       Title:   Senior Vice President


                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                    as a Lender


                                    By: /s/ Evelyn Kusold
                                        ----------------------------------------
                                        Name:    Evelyn Kusold
                                        Title:   Assistant Vice President


                                    CITIBANK, N.A., as a Lender


                                    By: /s/ Stephen Kelly
                                        ----------------------------------------
                                        Name:    Stephen Kelly
                                        Title:   Vice President


                                  Exhibit 99.1

                                    MELLON BANK, N.A., as a Lender


                                    By: /s/ Marla A.  DeYulis
                                        ----------------------------------------
                                        Name:    Marla A.  Deyulis
                                        Title:   Assistant Vice President


                                    GE COMMERCIAL DISTRIBUTION FINANCE
                                    CORPORATION,
                                    as a Lender


                                    By: /s/ David J.  Lynch
                                        ----------------------------------------
                                        Name:    David J.  Lynch
                                        Title:   Vice President - Operations

                                    ISRAEL DISCOUNT BANK OF NEW YORK,
                                    as a Lender

                                    By:  /s/ Scott Fishbein
                                         ---------------------------------------
                                         Name:    Scott Fishbein
                                         Title:   First Vice President

                                    By: /s/ Andrew Ackerman
                                        ----------------------------------------
                                        Name:    Andrew Ackerman
                                        Title:   First Vice President


                                    PNC BUSINESS CREDIT INC., as a Lender


                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:


                                    WASHINGTON MUTUAL BANK, FA, as a Lender


                                    By: /s/ Sean Umhafer
                                        ----------------------------------------
                                        Name:    Sean Umhafer
                                        Title:   Vice President




                                  Exhibit 99.1

                                    BANK LEUMI USA, as a Lender


                                    By: /s/ Paul Tine
                                        ----------------------------------------
                                        Name:    Paul Tine
                                        Title:   Vice President



                                    By: /s/ Glenn D.  Kreutzer
                                        ----------------------------------------
                                        Name:    Glenn D.  Kreutzer
                                        Title:   B.O.


                                    U.S. BANK, N.A., as a Lender


                                    By: /s/ Patrick McGraw
                                       -----------------------------------------
                                       Name: Patrick McGraw
                                       Title:   Assistant Vice President


                                  Exhibit 99.1

                                                                       EXHIBIT A



                           ACKNOWLEDGMENT AND CONSENT


     Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by each of such corporations in favor of the Collateral Agent, (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, and (iii) in the case of Audiovox Holding Corp., as the pledgor under that certain Pledge Agreement, dated as of February 9, 1996 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by Audiovox Holding Corp. in favor of JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as pledge agent for the secured parties thereunder, hereby consents to the execution and delivery of the Tenth Amendment to which this Acknowledgment and Consent is attached and hereby confirms and agrees that the Guarantee, the Security Agreement and the Pledge Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee, the Security Agreement, the Pledge Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) and Collateral (as defined in the Pledge Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee and the Security Agreement, as the case may be) pursuant to the terms of the Guarantee or the Security Agreement, as the case may be, or, in the case of the Pledge Agreement, secure the payment of the Secured Obligations (as defined in the Pledge Agreement) pursuant to the terms of the Pledge Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Tenth Amendment to which this Acknowledgment and Consent is attached.


                                           QUINTEX MOBILE COMMUNICATIONS
                                           CORP.


                                           By: /s/ Charles M.  Stoehr
                                               --------------------------------
                                               Name:  Charles M.  Stoehr
                                               Title: Vice President


                                           AMERICAN RADIO CORP.


                                           By: /s/ Charles M.  Stoehr
                                               --------------------------------
                                               Name:  Charles M.  Stoehr
                                               Title: Vice President

                                           AUDIOVOX INTERNATIONAL CORP.


                                           By: /s/ Charles M.  Stoehr
                                               --------------------------------
                                               Name:  Charles M.  Stoehr
                                               Title: Vice President



                                  Exhibit 99.1

                                           AUDIOVOX CANADA LIMITED


                                           By: /s/ Charles M.  Stoehr
                                               --------------------------------
                                               Name:     Charles M.  Stoehr
                                               Title:    Vice President


                                           AUDIOVOX HOLDING CORP.


                                           By: /s/ Peter Tsikos
                                               --------------------------------
                                               Name:     Peter Tsikos
                                               Title:    VP/Secretary


                                           AUDIOVOX ASIA INC.


                                           By: /s/ Charles M.  Stoehr
                                               --------------------------------
                                               Name:     Charles M.  Stoehr
                                               Title:    President


                                           AUDIOVOX LATIN AMERICA LTD.


                                           By: /s/ Charles M.  Stoehr
                                               --------------------------------
                                               Name:     Charles M.  Stoehr
                                               Title:    President


                                           AUDIOVOX COMMUNICATIONS CORP.


                                           By: /s/ Charles M.  Stoehr
                                               --------------------------------
                                               Name:     Charles M.  Stoehr
                                               Title:    Secretary


                                           AUDIOVOX ELECTRONICS CORP.


                                           By: /s/ Charles M.  Stoehr
                                               --------------------------------
                                               Name:     Charles M.  Stoehr
                                               Title:    Secretary




                                  Exhibit 99.1

                                           CODE SYSTEMS, INC.


                                           By: /s/ Charles M.  Stoehr
                                               ---------------------------------
                                               Name:   Charles M.  Stoehr
                                               Title:  CFO



Dated as of April 16, 2004

                                  Exhibit 99.1